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Exhibit 10.7c

                       TENTH AMENDMENT TO MORTGAGE LOAN
                             WAREHOUSING AGREEMENT


     THIS TENTH AMENDMENT TO MORTGAGE LOAN WAREHOUSING AGREEMENT (the "Amendment") is made as of the 28th day of July, 2000, by and between NOVASTAR MORTGAGE, INC., a Virginia corporation ("NovaStar Mortgage"), NOVASTAR FINANCIAL, INC., a Maryland corporation ("NovaStar Financial"), NOVASTAR CAPITAL, INC., a Delaware corporation ("NovaStar Capital" and, together with NovaStar Mortgage, and NovaStar Financial, the "Companies") and FIRST UNION NATIONAL BANK (formerly known as First Union National Bank of North Carolina), a national banking association (the "Lender").

                              W I T N E S S E T H
                              - - - - - - - - - -

     WHEREAS, the Companies and the Lender are parties to a Mortgage Loan Warehousing Agreement dated as of November 24, 1997, as amended by a First Amendment to Mortgage Loan Warehousing Agreement dated as of February 19, 1998, by a Second Amendment to Mortgage Loan Warehousing Agreement dated as of April 30, 1998, by a Third Amendment to Mortgage Loan Warehousing Agreement dated as of September 3, 1998, by a Fourth Amendment to and Waiver of Mortgage Loan Warehousing Agreement dated as of October 15, 1998, by a Fifth Amendment to Mortgage Loan Warehousing Agreement dated as of November 30, 1998, by a Sixth Amendment to Mortgage Loan Warehousing Agreement dated as of February 12, 1999, by a Seventh Amendment to Mortgage Loan Warehousing Agreement dated as of December 17, 1999, by an Eighth Amendment to Mortgage Loan Warehousing Agreement dated as of May 30, 2000 and by a Ninth Amendment to Mortgage Loan Warehousing Agreement dated as of June 30, 2000 (as so amended, the "Credit Agreement"); and

     WHEREAS, the parties wish to amend the Credit Agreement as set forth below; and

     WHEREAS, subject to and upon the terms and conditions herein set forth, the Lender is willing to continue to make available to the Companies the credit facilities provided for in the Credit Agreement; and

     WHEREAS, a specific condition to the willingness of the Lender to continue to make available to the Companies the credit facilities provided for in the Credit Agreement is the re-affirmation by the Guarantor of the Guaranty; and

     WHEREAS, the Guarantor will derive a material benefit from the continued availability to the Companies of the credit facilities provided for in the Credit Agreement, and therefore the Guarantor is willing to reaffirm the Guaranty;

     NOW, THEREFORE, in consideration of the premises and agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:
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     1.   Definitions.  All capitalized terms used herein and not otherwise
          -----------
defined shall have the respective meanings provided to such terms in the Credit Agreement, as amended hereby.

     2.   Amendments to the Credit Agreement.
          ----------------------------------

     a. The definition of the term "Maturity Date" contained in Section 10 of the Credit Agreement is deleted in its entirety and the following paragraph is substituted in lieu thereof:

               "'Maturity Date' shall mean the earlier of (a) July 27, 2001, as
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          such date may be extended from time to time in writing by the Lender, in its sole discretion, and (b) the date the Lender terminates its obligation to make further Loans pursuant to the provisions hereof."

     3. This Amendment shall become effective as of the date hereof, provided that the Lender shall have received by such date the following items:

          a. A copy of this Amendment executed by each of the Companies, the Guarantor and the Lender (whether such parties have signed the same or different copies);

          b. A reaffirmation of the Guaranty (the "Reaffirmation") executed by the Guarantor in favor of the Lender;

          c. Resolutions of each of the Companies and the Guarantor authorizing the execution of this Amendment and the Reaffirmation, respectively; and

          d. A certificate of even date herewith signed by the President, any Vice President or the Treasurer of each of the Companies and the Guarantor certifying that (i) the articles, bylaws and resolutions of each of the Companies and the Guarantor previously delivered to Lender remain in full force and effect except as provided therein, (ii) each of the Companies and the Guarantor remains in good standing, (iii) all representations and warranties of each of the Companies and the Guarantor previously made to Lender remain true, complete and accurate, and (iv) no Event of Default or Potential Default has occurred and is continuing.

     4. This Amendment is limited, and except as set forth herein, shall not constitute the modification, acceptance or waiver of any provision of the Credit Agreement, or any other document or instrument entered into in connection therewith.

     5. This Amendment may be executed in any number of counterparts by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which together shall constitute one in the same instrument. A complete set of counterparts shall be lodged with each of the Companies and the Lender.
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     6.   This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of North Carolina.

     7. From and after the date hereof, all references in the Credit Agreement and any other document or instrument entered into in connection therewith, to the Credit Agreement shall be named to be references to the Credit Agreement as amended hereby.

     8. The Guarantor joins in the execution and delivery of this Amendment to acknowledge and consent to the terms hereof and hereby reaffirms its obligations under the Guaranty.

     9. THE LENDER, THE GUARANTOR AND THE COMPANIES EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY RELATING HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER TO ENTER INTO THIS AGREEMENT.


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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.


                                    NOVASTAR MORTGAGE, INC.,
                                    a Virginia corporation

                                    By: ___________________________________
                                    Name:  Rodney E. Schwatken
                                    Title: Treasurer


                                    NOVASTAR FINANCIAL, INC.,
                                    a Maryland corporation

                                    By: ___________________________________
                                    Name:  Rodney E. Schwatken
                                    Title: Treasurer


                                    NOVASTAR CAPITAL, INC.,
                                    a Delaware corporation

                                    By: ___________________________________
                                    Name:  Rodney E. Schwatken
                                    Title: Treasurer


                                    FIRST UNION NATIONAL BANK
                                    (formerly known as First Union National
                                    Bank of North Carolina), a national
                                    banking association

                                    By: ___________________________________
                                    Name: _________________________________
                                    Title: ________________________________


                                    GUARANTOR:

                                    NFI HOLDING CORPORATION,
                                    a Delaware corporation

                                    By: ___________________________________
                                    Name:  Rodney E. Schwatken
                                    Title: Treasurer